UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05983

                             THE GERMANY FUND, INC.
               (Exact name of registrant as specified in charter)



                       345 PARK AVENUE, NEW YORK, NY 10154
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 443-6918
                                                          ----------------


                               Bruce A. Rosenblum
                         Deutsche Bank Securities, Inc.


                       60 WALL STREET, NEW YORK, NY 10005
               (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 12/31

                       Date of reporting period: 6/30/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
                                   THE GERMANY
                                   FUND, INC.

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2004

                                [GRAPHIC OMITTED]

                                   THE GERMANY
                                   FUND, INC.

                                [GRAPHIC OMITTED]

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   July 28, 2004

   Dear Shareholder,

   So far in 2004, the German equity market has been one of the beneficiaries of global economic growth, which gave a boost to German exports; exports rose by more than 4% in the first quarter of 2004. The current global upswing is characterized by strong demand for capital goods, which make up a much larger share of German exports than those of the country's surrounding Euroland neighbors. Furthermore, German companies have considerably increased their competitiveness due to a moderate wage policy and cutbacks in employment over the last few years. However, strong export growth has not yet led to higher employment and higher domestic demand. But large German companies are increasingly less dependent on the domestic economy. Even classic domestic plays such as retail and utilities generate an increasing proportion of their revenues abroad. Year to date, the German economy made modest progress in its gradual recovery. In the second quarter of 2004, German gross domestic product (GDP) rose 2% on an annualized basis, despite disappointing domestic growth. In June, investor confidence rose for the first time in six months and the International Monetary Fund (IMF) raised its forecast for Germany's economic growth in 2004 to 1.8% from 1.6%.* It also revised its forecast of Germany's GDP to about 2% in 2005.*

   After a weak first quarter, the German markets held up well in the second quarter, with the DAX increasing in strength relative to its peers.

   For the six months ended June 30, 2004, the net asset value per share of The Germany Fund declined 4.0%, and its share price decreased 6.0%, while the fund's benchmark, the DAX, decreased by 1.3% in US dollar terms during the same period. Past performance is no guarantee of future results. Please see page 2 for the fund's standardized performance as of June 30, 2004.

   The fund's underperformance relative to its benchmark stems largely from overweight positions in Deutsche Lufthansa and Infineon Technologies. In addition to the burden of the high oil price, Deutsche Lufthansa's unexpected announcement of a capital increase was not received well by the market, and the stock price declined during the second quarter. Infineon Technologies underperformed the DAX over the same period, despite the fact that its second-quarter results beat analysts' estimates.

   Contributors to performance included select utilities, which were not only in favor due to increased market interest in traditionally defensive sectors, but also because many companies were able to pass on higher electricity prices more quickly than expected and therefore beat market expectations. In the second quarter, we increased our position in the sector by adding to our overweight position in E.ON. Additional contributions came from BASF and Bayer; after a disappointing first-quarter performance from chemicals companies such as BASF and Bayer, both companies outperformed the DAX in the second quarter due to the improvement in the economy. Also, the German automotive supplier Continental once more beat market estimates and the stock continued its strong performance; its overweight position in the second quarter contributed positively to the fund's performance.

   The Germany Fund continued its open-market purchases of its shares, buying 518,250 shares during the first six months of 2004. The fund's discount to its net asset value averaged 11.96% during this period.

   At its April 23, 2004 Board Meeting, the Board of Directors elected Sandra M. Schaufler as new Chief Investment Officer of your Fund. Located in New York, Ms. Schaufler will be working closely with the Fund's investment adviser, Deutsche Asset Management International GmbH in Frankfurt. At its July 12, 2004 Board Meeting, the Board of Directors elected Julian Sluyters as the new President and Chief Executive Officer of your Fund.

*Source: IMF June 2004. The IMF is optimistic that strong external demand will lead to higher investments and employment and will eventually stimulate domestic consumption.

Sincerely,

/S/Christian Strenger       /S/Julian Sluyters
   ------------------          ---------------
   Christian Strenger          Julian Sluyters
   Chairman                    President

--------------------------------------------------------------------------------
  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                              WWW.GERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.germanyfund.com for the product's most recent month-end performance.

TOTAL RETURNS:
                           FOR THE SIX                  FOR THE YEARS ENDED DECEMBER 31,
                          MONTHS ENDED     ----------------------------------------------------------
                          JUNE 30, 2004      2003        2002         2001         2000        1999
                         ---------------   --------    --------     --------     --------    --------
Net Asset Value(a) .......    (3.96)%       59.62%     (34.43)%     (25.57)%     (20.66)%     18.08%
Market Value .............    (5.99)%       68.81%     (35.76)%     (24.95)%     (21.09)%     23.83%
DAX* .....................    (1.28)%       65.16%     (34.14)%     (23.20)%     (14.67)%     19.98%

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

* DAX IS A TOTAL RATE OF RETURN INDEX OF 30 SELECTED GERMAN BLUE CHIP STOCKS TRADED ON THE FRANKFURT STOCK EXCHANGE. INDEX RETURNS ASSUME REINVESTED DIVIDENDS AND, UNLIKE FUND RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

--------------------------------------------------------------------------------

STATISTICS:
Net Assets ................................................................................................ $120,871,914
Shares Outstanding ........................................................................................   15,107,592
NAV Per Share .............................................................................................        $8.00

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

RECORD                   PAYABLE                                          ORDINARY           LT CAPITAL
 DATE                     DATE                                             INCOME               GAINS             TOTAL
------                   -------                                          --------           ----------           ------
5/6/04                  5/14/04 ......................................     $0.039               $  --             $0.039
11/19/02                11/29/02 .....................................      $0.01               $  --              $0.01
11/19/01                11/29/01 .....................................      $0.06               $  --              $0.06
9/3/01                  9/17/01 ......................................         --               $0.02              $0.02
11/20/00                11/29/00 .....................................         --               $2.18              $2.18
9/1/00                  9/15/00 ......................................      $0.19               $0.12              $0.31
11/19/99                11/29/99 .....................................      $0.29               $0.90              $1.19
9/1/99                  9/15/99 ......................................         --               $0.56              $0.56

OTHER INFORMATION:

NYSE Ticker Symbol ........................................................................................          GER
NASDAQ Symbol .............................................................................................        XGERX
Dividend Reinvestment Plan ................................................................................          Yes
Voluntary Cash Purchase Program ...........................................................................          Yes
Annualized Expense Ratio (6/30/04) ........................................................................        1.45%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2004 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Semiconductors & Related Devices                                (4.4%)
Motor Vehicles & Car Bodies                                    (11.3%)
Electric & Other Services Combined                             (15.3%)
Telephone Communications (No Radiotelephone)                    (4.8%)
Plastics Products                                               (4.8%)
Footwear, except Rubber                                         (2.5%)
Others                                                         (10.9%)
Services - Prepackaged Software                                 (4.8%)
Wholesale - Groceries and Related Products                      (2.0%)
Tires and Inner Tubes                                           (2.0%)
Air Transportation, Scheduled                                   (2.8%)
Plastic Materials, Synthetic Resins & NonVulcan Elastomers      (6.2%)
Telephone & Telegraph Apparatus                                (10.8%)
National Commercial Banks                                       (4.3%)
Fire, Marine & Casualty Insurance                               (3.6%)
Accident & Health Insurance                                     (9.5%)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
 1.    E.ON                                         12.6
 2.    Siemens                                      10.8
 3.    Allianz                                       9.5
 4.    DaimlerChrysler                               7.8
 5.    BASF                                          6.2

                                                    % of
                                                  Portfolio
                                                  ---------
 6.    SAP                                           4.8
 7.    Bayer                                         4.8
 8.    Infineon Technologies                         4.4
 9.    Deutsche Telekom                              4.1
10.    Munchener Ruckversicherungs                   3.6

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Information concerning portfolio holdings of the Fund as of a month end is available upon request on the 16th of the following month.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: In 2002, the capital gains tax exemption for corporate shareholdings went into effect, but it has gained momentum only over the last year. Will you give us an update on the recent restructuring activity and its impact on the German equity market?

   ANSWER: The capital gains tax exemption for corporate shareholdings proposed in December 1999, approved in July 2000, and effective since 1 January 2002, was expected to significantly reduce corporate shareholdings in Germany. Unfortunately, the decline in equity markets until early 2003 resulted in little demand for any placements of shares on the equity market. The depressed market also significantly reduced unrealized capital gains and thereby the incentive to sell. The disposal process therefore proceeded slowly until mid-2003. Following the start of the equity market rebound in March 2003, investors first had to digest several rights issues aimed at balance-sheet repair. As share prices rose, the readiness of stake owners to sell their holdings also increased. In late 2003 and early 2004, with the equity market more positive, there finally was scope for the placement of corporate stakes. The latest example is that of RWE disposing of its stakes in Hochtief and HeidelbergCement. Among financials, the disentanglement of the closely meshed web of corporate shareholdings continued. German corporations have made progress in unwinding cross shareholdings over the past three to four years.

   QUESTION: Germany has shown strong export growth figures during the last few quarters. However, this rise did not translate into higher employment or a strengthening of domestic demand. Is strong export growth less of a stimulus for the domestic economy than it was in earlier cycles?

   ANSWER: Germany was the largest exporter worldwide in 2003 (in USD terms), followed by the United States, Japan and China. While much of the increase is due to the euro appreciation, it shows as well that German companies can hold their own in international competition. In contrast to earlier cycles, however, strong export growth has not yet led to higher employment and higher domestic demand. This raises the question of whether the lack of the traditional positive spillover effect of increased exports (then boosting the economy) is due to permanent structural changes or whether it is a temporary phenomenon. German products' strong competitiveness abroad is at least in part due to outsourcing abroad. Since 2000, direct investment worth 114 billion euro has gone abroad. The proportion destined for Central and Eastern Europe rose to more than 20% in 2003. This means that part of the German value-creation chain was outsourced abroad in order to maintain and increase international competitiveness by cutting labor costs.

   QUESTION: At the beginning of July, two events took place that were intended to positively influence the German economy but angered German labor unions. Will you discuss these developments?

   ANSWER: First, at the beginning of July, Germany's upper house of parliament passed a law reducing long-term jobless benefits, which will take effect in January 2005. This marks the first reduction in benefits since World War II, saving the government an estimated 2.5 billion euro per year. Under the new rules for long-term employment benefits, claimants will have to draw on private wealth, retirement savings and property owned by a spouse before becoming eligible for state benefits. With more than 2.5 million long-term unemployed people currently in Germany, the government's welfare rolls have become bloated. According to the German Economics and Labor minister, Wolfgang Clement, this reform will help to move jobless people more efficiently and swiftly into employment. Second, Siemens and IG Metall, the metalworkers' trade union, agreed recently to reintroduce the 40-hour work week (from 35 hours) in two Siemens plants without extra pay. Industry media suggests that if this agreement had not been reached, Siemens would probably have moved many of the jobs to Hungary. The longer work hours at Siemens are actually equivalent to a 12.5% cut in hourly wages for the employees, which shows the extent to which the trade unions' negotiating power has eroded. Trade unions lack the means to prevent companies from moving jobs abroad, and fears of unemployment have weakened union members' willingness to fight. German companies are trying to slash labor costs or increase output per employee in order to weather strong international competition. Overall, the longer working hours without extra pay as well as the reduction in welfare benefits are a favorable development for Germany.

Sandra M. Schaufler, Chief Investment Officer of the Germany Fund.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK
   Thus far in 2004, the German economy made modest progress in its gradual recovery. Second quarter real gross domestic product, or GDP, expanded at an annualized rate of 2%. This was the strongest rate of growth in three years and was exclusively driven by net exports. As world trade picked up considerably over the last few quarters, demand for German exports increased. In particular, the share of German exports to Eastern Europe amounted to almost 14% of total exports--a significant component of global demand. Additionally, strong worldwide demand for capital goods also benefited German exports. According to countless industry studies referenced recently in the media, German companies significantly increased their imports of intermediate goods used for exports in order to keep a lid on wage costs. Thus, the link between German exports and domestic demand has become weaker than in previous years.

   The fiscal situation looks set to remain difficult. In fact, in our opinion the German budget deficit is likely to stay above 3% of GDP both this year and next, so Germany could violate the Stability and Growth Pact for the fourth year in a row in 2005. While the structural deficit will probably be reduced, in our view, the growth environment could remain too weak for a significant increase in tax revenues. As a result, the government might have to cut subsidies further to rescue the budget deficit in the next few years, as Germany has agreed to reduce its deficit to below 3% of GDP by 2005 at the latest. High oil prices and the increase in indirect taxes led to a pronounced acceleration in German inflation in the last few months to 1.8%. However, the domestically driven price trend is still subdued. In 2005, the significant output gap, moderate wage increases and a strong euro could, in our opinion, lead to a reduction in the German Consumer price Index. After having toyed with the idea of lowering rates earlier this year, the European Central Bank is now taking a strictly neutral stance due to the clearer signs that recovery is under way.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                   VALUE
  -------------         -------------            -------------
INVESTMENTS IN GERMAN SECURITIES--93.1%
            COMMON STOCKS--90.7%
              ACCIDENT & HEALTH INSURANCE--9.4%
   105,000    Allianz .......................  $    11,388,851
                                               ---------------
              AIR TRANSPORTATION, SCHEDULED--2.8%
   250,000    Deutsche Lufthansa* ...........        3,405,148
                                               ---------------
              COURIER SERVICES EXCEPT BY AIR--1.6%
    90,000    Deutsche Post .................        1,946,234
                                               ---------------
              ELECTRIC & OTHER SERVICES COMBINED--15.3%
   210,000    E.ON ..........................       15,171,490
    70,000    RWE ...........................        3,296,111
                                               ---------------
                                                    18,467,601
                                               ---------------
              FIRE, MARINE & CASUALTY INSURANCE--3.6%
    40,000    Munchener
               Ruckversicherungs ............        4,342,021
                                               ---------------
              FOOTWEAR, EXCEPT RUBBER--2.5%
    25,000    Adidas Salomon ................        2,988,794
                                               ---------------
              MOTOR VEHICLES & CAR BODIES--10.3%
    45,000    Bayerische Motoren Werke ......        1,993,931
   200,000    DaimlerChrysler ...............        9,356,544
    30,000    MAN ...........................        1,095,739
                                               ---------------
                                                    12,446,214
                                               ---------------
              NATIONAL COMMERCIAL BANKS--2.3%
    45,000    Bayerische Hypothekenbank
                Und Vereinsbank* ............          801,520
   110,000    Commerzbank* ..................        1,940,508
                                               ---------------
                                                     2,742,028
                                               ---------------
              PHARMACEUTICAL PREPARATIONS--1.8%
    17,000    Altana ........................        1,023,750
    20,000    Schering ......................        1,180,045
                                               ---------------
                                                     2,203,795
                                               ---------------

   SHARES               DESCRIPTION                   VALUE
  -------------         -------------            -------------
              PLASTICS MATERIAL, SYNTHETIC RESINS & NONVULCAN ELASTOMERS--6.2%
   140,000    BASF ..........................  $     7,503,022
                                               ---------------
              PLASTICS PRODUCTS--4.8%
   200,000    Bayer .........................        5,774,742
                                               ---------------
              SEMICONDUCTORS & RELATED DEVICES--4.3%
   390,000    Infineon Technologies* ........        5,240,761
                                               ---------------
              SERVICES-MISC HEALTH & ALLIED SERVICES--0.9%
    15,000    Fresenius Medical Care ........        1,114,562
                                               ---------------
              SERVICES-PREPACKAGED SOFTWARE--4.8%
    35,000    SAP ...........................        5,810,195
                                               ---------------
              STEEL WORKS--1.1%
    80,000    Thyssen Krupp .................        1,365,471
                                               ---------------
              TELEPHONE & TELEGRAPH APPARATUS--10.7%
   180,000    Siemens .......................       12,962,468
                                               ---------------
              TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)--4.1%
   280,000    Deutsche Telekom* .............        4,925,831
                                               ---------------
              TIRES & INNER TUBES--2.0%
    50,000    Continental ...................        2,414,671
                                               ---------------
              TOUR OPERATORS--0.2%
    10,000    TUI ...........................          191,273
                                               ---------------
              WHOLESALE-GROCERIES AND RELATED PRODUCTS--2.0%
    50,000    Metro .........................        2,373,248
                                               ---------------
              Total Common Stocks
                (cost $89,063,532) ..........      109,606,929
                                               ---------------
            PREFERRED STOCKS--2.4%
              MOTOR VEHICLES & CAR BODIES--1.0%
    20,000    Bayerische Motoren Werke* .....          619,871
    20,000    Volkswagen ....................          578,936
                                               ---------------
                                                     1,198,807
                                               ---------------

*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                   VALUE
  -------------         -------------            -------------
              SOAP AND OTHER DETERGENTS--1.4%
    20,000    Henkel KGaA ...................  $     1,710,006
                                               ---------------
              Total Preferred Stocks
                (cost $2,879,408) ...........        2,908,813
                                               ---------------
              Total Investments in
                German Securities
                (cost $91,942,940) ..........      112,515,743
                                               ---------------

INVESTMENTS IN DUTCH COMMON
    STOCKS--1.4%
              LIFE INSURANCE--0.5%
    50,000    Aegon .........................          603,668
                                               ---------------
              RADIO/TV EQUIPMENT--0.9%
    40,000    Philips Electronics ...........        1,078,439
                                               ---------------
              Total Investments in
                Dutch Common Stocks
                (cost $1,740,327) ...........        1,682,107
                                               ---------------

INVESTMENTS IN SWISS COMMON
    STOCKS--3.4%
              ELECTRICAL DISTRIBUTION--1.4%
   300,000    Abb Ltd* ......................        1,642,161
                                               ---------------
              JEWELRY, PRECIOUS METAL--1.0%
    45,000    Compagnie Financiere
              Richemont .....................        1,175,883
                                               ---------------

   SHARES               DESCRIPTION                   VALUE
  -------------         -------------            -------------
              NATIONAL COMMERCIAL BANKS--1.0%
    18,000    United Bank of
              Switzerland ...................        1,269,378
                                               ---------------
              Total Investments in Swiss
                Common Stocks
                (cost $4,114,921) ...........        4,087,422
                                               ---------------

INVESTMENTS IN SPANISH COMMON STOCKS--1.7%
              NATIONAL COMMERCIAL BANKS--1.0%
    90,000    Banco Bilbao Vizcaya
              Argentaria ....................        1,203,924
                                               ---------------
              TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)--0.7%
    60,000    Telefonica ....................          888,141
                                               ---------------
              Total Investments in Spanish
                Common Stocks
                (cost $2,071,206) ...........        2,092,065
                                               ---------------
              Total Investments--99.6%
                (cost $99,869,394) ..........  $   120,377,337
              Cash and other assets in excess
                of liabilities--0.4% ........          494,577
                                               ---------------

            NET ASSETS--100.0% ..............  $   120,871,914
                                               ===============

*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $99,869,394) ..............................................................    $120,377,337
Cash and foreign currency (cost $584,232) .............................................................         586,464
Foreign withholding tax refund receivable .............................................................         132,401
Receivable for securities sold ........................................................................       1,091,359
Dividend receivable ...................................................................................           9,793
Interest receivable ...................................................................................             354
Other receivables .....................................................................................           5,324
                                                                                                           ------------
   Total assets .......................................................................................     122,203,032
                                                                                                           ------------
LIABILITIES
Payable for securities purchased ......................................................................       1,085,967
Payable for shares repurchased ........................................................................          42,050
Management fee payable ................................................................................          58,094
Investment advisory fee payable .......................................................................          32,733
Accrued expenses and accounts payable .................................................................         112,274
                                                                                                           ------------
   Total liabilities ..................................................................................       1,331,118
                                                                                                           ------------
NET ASSETS ............................................................................................    $120,871,914
                                                                                                           ============
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) .............................................    $162,127,797
Cost of 1,741,684 shares held in treasury .............................................................     (10,964,096)
Undistributed net investment income ...................................................................         752,788
Accumulated net realized loss on investments and foreign currency transactions ........................     (51,565,342)
Net unrealized appreciation of investments and foreign currency related transactions ..................      20,520,767
                                                                                                           ------------
Net assets ............................................................................................    $120,871,914
                                                                                                           ============
Net asset value per share ($120,871,914 / 15,107,592 shares of common stock issued and outstanding) ...           $8.00
                                                                                                                  =====

    The accompanying notes are an integral part of the financial statements.


THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FOR THE
                                                                                                           SIX MONTHS
                                                                                                              ENDED
                                                                                                          JUNE 30, 2004
                                                                                                       -------------------
NET INVESTMENTINCOME
Investment income
   Dividends (net of foreign withholding taxes of $289,229) ..........................................      $ 1,695,254
   Interest ..........................................................................................           11,291
   Securities lending, net ...........................................................................            1,668
                                                                                                            -----------
Total investment income ..............................................................................        1,708,213
                                                                                                            -----------
Expenses
   Management fee ....................................................................................          367,998
   Investment advisory fee ...........................................................................          205,867
   Reports to shareholders ...........................................................................           44,522
   Custodian and Transfer Agent's fees and expenses ..................................................           87,444
   Directors' fees and expenses ......................................................................           43,747
   Legal fee .........................................................................................           58,549
   Audit fee .........................................................................................           27,488
   NYSE listing fee ..................................................................................           15,594
   Miscellaneous .....................................................................................           46,906
                                                                                                            -----------
   Total expenses before custody credits* ............................................................          898,115
   Less: custody credits .............................................................................           (1,051)
                                                                                                            -----------
   Net expenses ......................................................................................          897,064
                                                                                                            -----------
Net investment income ................................................................................          811,149
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .......................................................................................        8,022,421
   Foreign currency transactions .....................................................................           47,558
Net unrealized appreciation (depreciation) during the period on:
   Investments .......................................................................................      (14,327,992)
   Translation of other assets and liabilities from foreign currency .................................          (59,748)
                                                                                                            -----------
Net gain (loss) on investments and foreign currency transactions .....................................       (6,317,761)
                                                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................      $(5,506,612)
                                                                                                            ===========

-------------------------------------------------------------------------------------------------------------------
*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

   The accompanying notes are an integral part of the financial statements.


THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      FOR THE
                                                                                    SIX MONTHS               FOR THE
                                                                                       ENDED                  YEAR
                                                                                   JUNE 30, 2004              ENDED
                                                                                    (UNAUDITED)         DECEMBER 31, 2003
                                                                                  ---------------      -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income .......................................................     $    811,149        $    286,023
     Net realized gain (loss) on:
     Investments ...............................................................        8,022,421             430,585
     Foreign currency transactions .............................................           47,558             246,806
   Net unrealized appreciation (depreciation) during the period on:
     Investments ...............................................................      (14,327,992)         48,001,998
     Translation of other assets and liabilities from
       foreign currency ........................................................          (59,748)             57,846
                                                                                     ------------        ------------
   Net increase (decrease) in net assets resulting
     from operations ...........................................................       (5,506,612)         49,023,258
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income .......................................................         (591,189)                  --
                                                                                     ------------        ------------
   Total distributions to shareholders (a) .....................................         (591,189)                  --
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from shares issued in connection with the
     reinvestment of dividends (52,561 and 0 shares, respectively) .............          341,119                   --
   Cost of shares repurchased (518,250 and 570,200 shares,
     respectively) .............................................................       (3,813,473)         (3,390,652)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions ..................       (3,472,354)         (3,390,652)
                                                                                     ------------        ------------
Total increase (decrease) in net assets ........................................       (9,570,155)         45,632,606

NET ASSETS
Beginning of period ............................................................      130,442,069          84,809,463
                                                                                     ------------        ------------
End of period (including undistributed net
   investment income of $752,788 and $532,828 as of
   June 30, 2004 and December 31, 2003, respectively) ..........................     $120,871,914        $130,442,069
                                                                                     ============        ============

(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial
statements.   Actual  results  could  differ  from  those  estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At  December  31,  2003,  the  Fund's   components  of  distributable   earnings
(accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income* ........ $    532,828
Capital loss carryforward ............. $(53,510,000)
Net unrealized  appreciation .......... $ 28,711,087

*For tax purposes short-term capital gains are considered ordinary income.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

During the year ended December 31, 2003, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net realized gain on investments
  and foreign currency transactions ............ $(249,291)
Undistributed net investment income ............ $ 246,805
Paid-in capital ................................ $   2,486

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS
The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2004, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .92% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the period ended June 30, 2004, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $72,939 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 2004 were $197,751,734 and $196,351,754, respectively.

The cost of investments at December 31, 2003 was $96,571,840 for United States Federal income tax purposes. Accordingly, as of December 31, 2003, net unrealized appreciation of investments aggregated $28,711,087, of which $28,745,954 and $34,867 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2003 of approximately $53,510,000, of which $21,809,000 and $31,701,000 will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
As of June 30, 2004, the Fund had no security on loan. For the period ended June 30, 2004, the Fund earned $1,668 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL
During the period ended June 30, 2004 and the year ended December 31, 2003, the Fund purchased 518,250 and 570,200 of its shares of common stock on the open market at a total cost of $3,813,473 and $3,390,652, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 11.0% and 10.3% respectively. These shares are held in treasury. In addition, during the period ended June 30, 2004 the Fund reissued 52,561 shares held in treasury as part of the dividend reinvestment plan.


THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                               FOR THE SIX MONTHS           FOR THE YEARS ENDED DECEMBER 31,
                                                 ENDED JUNE 30,     -----------------------------------------------------
                                                2004 (UNAUDITED)      2003        2002        2001       2000       1999
                                               ------------------   --------    --------    --------   --------   --------
Per share operating performance:
Net asset value:
Beginning of period ..............................       $8.38         $5.25       $8.02      $10.89     $16.93   $  16.07
                                                      --------      --------    --------    --------   --------   --------
Net investment income (loss) .....................         .05(a)        .02          --         .05       (.02)       .06
Net realized and unrealized gain (loss) on
   investments and foreign currency
    transactions .................................        (.42)         3.09       (2.78)      (2.84)     (3.48)      2.57
                                                      --------      --------    --------    --------   --------   --------
Increase (decrease) from investment
   operations ....................................        (.37)         3.11       (2.78)      (2.79)     (3.50)      2.63
                                                      --------      --------    --------    --------   --------   --------
Increase resulting from share
   repurchases ...................................         .03           .02         .02         .01        .05        .12
                                                      --------      --------    --------    --------   --------   --------
Distributions from net investment income .........        (.04)           --          --        (.05)        --       (.04)
Distributions from net realized
   foreign currency gains ........................          --            --        (.01)       (.01)        --         --
Distributions from net realized
   short-term capital gains ......................          --            --          --          --       (.19)      (.25)
Distributions from net realized
   long-term capital gains .......................          --            --          --        (.02)     (2.30)     (1.46)
                                                      --------      --------    --------    --------   --------   --------
Total distributions+ .............................        (.04)           --        (.01)       (.08)     (2.49)     (1.75)
                                                      --------      --------    --------    --------   --------   --------
Dilution in NAV from dividend
   reinvestment ..................................         .00(b)         --          --        (.01)      (.10)      (.14)
                                                      --------      --------    --------    --------   --------   --------
Net asset value:
   End of period .................................       $8.00         $8.38       $5.25      $ 8.02    $ 10.89   $  16.93
                                                      ========      ========    ========    ========   ========   ========
Market value:
   End of period .................................       $7.13         $7.63       $4.52      $ 7.05    $  9.50   $ 15.125
Total investment return for the period:++
   Based upon market value .......................     (5.99)%***     68.81%    (35.76)%    (24.95)%   (21.09)%     23.83%
   Based upon net asset value ....................     (3.96)%***     59.62%    (34.43)%    (25.57)%   (20.66)%     18.08%
Ratio to average net assets:
   Total expenses before custody credits* ........       1.45%**       1.77%       1.63%       1.47%      1.29%      1.26%
   Net investment income (loss) ..................        .65%****      .29%        .03%        .53%     (.17)%       .40%
   Portfolio turnover ............................     319.28%**     286.91%     111.67%     121.37%    137.70%     71.52%
Net assets at end of period (000's omitted) ......    $120,872      $130,442     $84,809    $133,793   $183,541   $249,596
--------
 (a) Based on average shares  outstanding  during the period.
 (b) Amount is less than $.005 per share.
   + For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                   $(.04)           --       $(.01)      $(.06)    $ (.19)    $( .29)
       Long term capital gains                              --            --          --        (.02)     (2.30)     (1.46)
                                                       -------          ----      ------      -------    ------     ------
                                                         $(.04)           --      $(.01)       $(.08)    $(2.49)    $(1.75)
                                                       -------          ----      ------      -------    ------     ------

  ++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
   * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.45%, 1.77%, 1.63%, 1.46%, 1.27% and 1.25% for 2004, 2003,
      2002, 2001, 2000 and 1999, respectively.
  **  Annualized.
 ***  Not Annualized.
**** Not Annualized. The ratio for six months ended June 30, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of The Germany Fund, Inc. was held on June 22, 2004. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect five Directors, three to serve for a term of three years and two to serve for a term of two years and until their successors are elected and qualify.

                                             NUMBER OF VOTES
                                          --------------------
                                 FOR                                WITHHELD
                           ---------------                    ------------------
Kurt W. Bock*                 12,592,389                             573,049
John A. Bult                  12,625,983                             539,455
Richard R. Burt               12,574,848                             590,590
John H. Cannon*               12,577,866                             587,572
Robert H. Wadsworth           12,624,755                             540,683

---------
*To serve two-year term.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2004.

                                             NUMBER OF VOTES
                                          --------------------
                                 FOR             AGAINST             ABSTAIN
                           ---------------  ----------------  ------------------
                              12,704,409         212,638             248,391

PROXY VOTING
--------------------------------------------------------------------------------

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site -- www.germanyfund.com -- (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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
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
                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS

  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  KURT W. BOCK
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  JULIAN SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  BRUCE A. ROSENBLUM
  SECRETARY

  CHARLES A. RIZZO
  CHIEF FINANCIAL OFFICER AND TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  HONORARY DIRECTOR
  OTTOWOLFF von AMERONGEN

32305 (8/04)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

 The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                               P.O. Box 642 OPS22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

 Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

 -------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                   Copies of this report, monthly fact sheets
                     and other information are available at:
                               www.germanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Germany Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.germanyfund.com.

--------------------------------------------------------------------------------

THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focuses their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

--------------------------------------------------------------------------------
12852

ITEM 2. CODE OF ETHICS.
Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

----------------------------------------------------------------------------------------------------------------------------------
                                  (a)                 (b)                   (c)                          (d)
                                  Total Number of     Average Price Paid    Total Number of              Maximum Number of
Period                            Shares Purchased*   per Share             Shares Purchased as          Shares that May Yet Be
                                                                            Part of Publicly Announced   Purchased Under the
                                                                            Plans or Programs            Plans or Programs
----------------------------------------------------------------------------------------------------------------------------------

January 1 through January 31          126,000             $7.8738                     n/a                        n/a
February 1 through February 29        107,900             $7.7640                     n/a                        n/a
March 1 through March 31              95,300              $7.0779                     n/a                        n/a
April 1 through April 30              80,100              $7.1544                     n/a                        n/a
May 1 through May 31                  60,350              $6.6561                     n/a                        n/a
June 1 through June 30                48,600              $6.8797                     n/a                        n/a

----------------------------------------------------------------------------------------------------------------------------------
Total                                 518,250             $7.3584                     n/a                        n/a
----------------------------------------------------------------------------------------------------------------------------------

* All shares were purchased in open market transactions.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.


ITEM 10. CONTROLS AND PROCEDURES
a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Germany Fund


By:                                 /s/Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Germany Fund

By:                                 /s/Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004



By:                                 /s/Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004